ING MUTUAL FUNDS

ING Greater China Fund

(the “Fund”)

Supplement dated November 23, 2010

to the Fund’s Class A, Class B, Class C, Class I, and Class O Prospectus

dated February 26, 2010 (the “Prospectus”)

Pursuant to guidance from the U.S. Securities and Exchange Commission, as the Fund was originally classified as non-diversified but has been managed as diversified for a period of at least three years, the Fund’s classification has changed from a non-diversified fund to a diversified fund effective August 31, 2010. As a result of this classification change, the Fund is limited in the proportion of its assets that may be invested in the securities of a single issuer. Further, the classification change to a diversified fund may cause the Fund to benefit less from appreciation in a single issuer than if it had greater exposure to that issuer. ING Mutual Funds is organized as a Delaware statutory trust.

Effective immediately the Fund’s Prospectus is hereby revised as follows:

1.	The sixth paragraph in the section entitled “Principal Investment Strategies” of the summary section of the Portfolio’s Prospectus is hereby deleted in its entirety.

2.	The section entitled “Principal Risks” of the summary section of the Portfolio’s Prospectus is hereby amended to delete the risk entitled “Issuer Non-Diversification.”

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ING MUTUAL FUNDS

ING Greater China Fund

(the “Fund”)

Supplement dated November 23, 2010

to the Fund’s Class A, Class B, Class C, Class I, and Class O

Statement of Additional Information (“SAI”)

dated February 26, 2010

Pursuant to guidance from the U.S. Securities and Exchange Commission, as the Fund was originally classified as non-diversified but has been managed as diversified for a period of at least three years, the Fund’s classification has changed from a non-diversified fund to a diversified fund effective August 31, 2010. As a result of this classification change, the Fund is limited in the proportion of its assets that may be invested in the securities of a single issuer. Further, the classification change to a diversified fund may cause the Fund to benefit less from appreciation in a single issuer than if it had greater exposure to that issuer. ING Mutual Funds is organized as a Delaware statutory trust.

Effective immediately the Fund’s SAI is hereby revised as follows:

1.	The first paragraph of the section entitled “History of the Trusts – ING Mutual Funds” found on page 4 of the Fund’s SAI is hereby deleted in its entirety and replaced with the following:

ING Mutual Funds is a Delaware statutory trust registered as an open-end, management investment company. ING Mutual Funds was organized in 1992 and currently consists of seven non-diversified series: ING Asia-Pacific Real Estate Fund (“Asia-Pacific Real Estate Fund”), ING European Real Estate Fund (“European Real Estate Fund”), ING Global Bond Fund (“Global Bond Fund”), Global Real Estate Fund, ING International Real Estate Fund (“International Real Estate Fund”), Global Natural Resources Fund and Russia Fund; and ten diversifed series, nine of which, Emerging Countries Fund, Foreign Fund, Global Equity Dividend Fund, Global Value Choice Fund, ING Greater China Fund (“Greater China Fund”), ING Index Plus International Equity Fund (“Index Plus International Equity Fund”), ING International Capital Appreciation Fund (“International Capital Appreciation Fund”), International SmallCap Multi-Manager Fund, and ING International Value Choice Fund (“International Value Choice Fund”) are discussed in this SAI. For information regarding ING Diversified International Fund, please refer to its Prospectus and SAI dated February 26, 2010. Prior to a reorganization of ING Mutual Funds, which became effective on July 24, 1998, ING Mutual Funds offered shares in a number of separate diversified portfolios, each of which invested all of its assets in a corresponding master fund of Nicholas-Applegate Investment Trust (“Master Trust”). The July 24, 1998 reorganization eliminated this two-tiered “master-feeder” structure.

2.

The second paragraph of the section entitled “Supplemental Description of Fund Investments and Risks – Diversification” found on page 6 of the Fund’s SAI is hereby deleted in its entirety and replace with the following:

Non-Diversified Investment Companies. Asia-Pacific Real Estate Fund, European Real Estate Fund, Global Bond Fund, Global Natural Resources Fund, Global Real Estate Fund, International Real Estate Fund and Russia Fund are classified as non-diversified investment companies under the 1940 Act, which means that each Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of a Fund’s assets in the securities of a small number of issuers may cause a Fund’s share price to fluctuate more than that of a diversified investment company.

3.

The section entitled “Investment Restrictions – Fundamental Investment Restrictions – Greater China Fund” beginning on page 75 of the Fund’s SAI is revised to include the following as a fundamental investment restriction:

As a matter of fundamental policy, the Fund may not:

Purchase securities of any issuer if, as a result, with respect to 75% of the Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of any issuer, provided that this restriction does not limit the Fund’s investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies.

4.	The tenth paragraph is deleted in its entirety.

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